                                    SCHEDULE

                                     to the

                           ISDA 2002 Master Agreement

                         dated as of November 15, 2005,

                                     between

                                 CITIBANK, N.A.,
  a national banking association organized under the laws of the United States
                                   ("Party A")

                                       and

                     CD 2005-CD1 COMMERCIAL MORTGAGE TRUST,
                    a common law trust organized and existing
                     under the laws of the State of New York
                                   ("Party B")

     The only Transaction hereunder is the Transaction evidenced by the
     Confirmation identified by Transaction Reference Number 49312, dated
     November 15, 2005 between Party A and Party B.

                                     Part 1

                             Termination Provisions

In this Agreement:

          (a) "SPECIFIED ENTITY" means, in relation to Party A and Party B, for the purposes of Section 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv), not
applicable.

          (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section
14 of this Agreement.

          (c) The "BREACH OF AGREEMENT; REPUDIATION OF AGREEMENT" provisions of
Section 5(a)(ii) will apply to Party A and will not apply to Party B.

                                        1

          (d) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

          (e) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

          (f) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section
5(a)(v) will not apply to Party A and will not apply to Party B.

          (g) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

          (h) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to
Party A and will apply to Party B; provided that, with respect to Party B only,
Section 5(a)(vii)(2) will not apply.

          (i) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(v) of this Agreement will not apply to Party A and will not apply to Party B.

          (j) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

          (k) "TERMINATION CURRENCY" means United States Dollars.

          (l) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e), both Party A and Party B agree that any amounts payable by the Trust to Party A under Section 6(e), if any, in connection with any Event of Default or
Termination Event will be payable only if a replacement swap counterparty is procured (which Party B shall be obligated to attempt to procure in good faith and in a reasonably commercial manner, except in the event of an Additional
Termination Event under Part 1(m) herein) and only to the extent that Party B receives any payment from such replacement swap counterparty as consideration for entering into the replacement swap agreement (less any costs or expenses incurred by Party B in connection thereto).

          (m) "ADDITIONAL TERMINATION EVENTS".

     (1) Each of the following shall constitute an Additional Termination Event with respect to Party B, in which each such case the sole Affected Party shall be Party B, Party A shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

          (i) Amendments. The entry into any amendment, modification or supplement of the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner. Any payments owed to Party A under Section 6(e) of this Agreement as a result of such
     Additional Termination Event shall be made without regard to

                                        2

     the effect of any such amendment, modification or supplement. Party B will furnish to Party A a copy of each proposed and each executed agreement evidencing any such amendment, modification or supplement, as applicable.

     (2) Each of the following shall constitute an Additional Termination Event with respect to Party A, in which each such case the sole Affected Party shall be Party A, Party B shall be the party entitled to designate an Early
Termination Date and each Transaction shall be an Affected Transaction:

          (i) The failure by Party A to either (A) post Eligible Collateral, (B)
     transfer its rights and obligations to an eligible transferee or (C) obtain a guarantor of Party A's obligations in accordance with subsection (n)
     below (with respect to which, as provided therein, Party A shall be the sole Affected Party).

          (n) "DOWNGRADE OF PARTY A".

     (1) A "Collateralization Event" will be in effect if: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A1" by Moody's Investors Service, Inc. ("Moody's") or are rated
"A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "P-1" by
Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); (b)
no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "Aa3" by
Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade); (c)
either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A-1" by Standard & Poor's Rating Services, a division of The
McGraw-Hill Companies, Inc. ("S&P") or (ii) if Party A's guarantor (or if Party
A has no guarantor, Party A) does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "A" by S & P; or (d) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor
(or if Party A has no guarantor, Party A) are rated below "A+" by Fitch or are rated "A+" by Fitch and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated below "F-1+" by
Fitch. For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the distribution priorities in Section 4.01 of the Pooling and
Servicing Agreement.

                                        3

     Within 10 Business Days after a Collateralization Event has occurred, and so long as such Collateralization Event is continuing at such time, Party A shall, at its own expense, either (i) post collateral according to the terms of the 1994 ISDA Credit Support Annex (New York Law) between Party A and Party B, dated as of November 15, 2005, including Paragraph 13 thereof (the "Credit
Support Annex"), or (ii) obtain a substitute counterparty or guarantor of Party
A's obligations that (a) is confirmed in writing by the Rating Agencies (as defined in the Pooling and Servicing Agreement), (b) satisfies the Hedge
Counterparty Ratings Requirement (as defined herein) and (c) in the case of the substitute counterparty, assumes the obligations of Party A under this Agreement
(through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable. In the case of a substitute counterparty, upon successful consummation of the assignment to such substitute counterparty, Party
A's obligations to post collateral as contemplated in this Part 1(n)(1) shall terminate and Party B shall release its security interest in, and return to
Party A, any then-posted collateral. To the extent that Party A elects or is required to post collateral pursuant to this Part 1(n)(1), Party A shall request its legal counsel to deliver to each applicable Rating Agency, within thirty
(30) calendar days of the occurrence of such Collateralization Event, an opinion as to the enforceability of the Credit Support Annex.

     "Hedge Counterparty Ratings Requirement" shall mean, with respect to any prospective guarantor or prospective substitute swap counterparty, that the ratings of such prospective guarantor or prospective substitute swap counterparty are such that a Collateralization Event would not be in effect if such prospective guarantor or substitute swap counterparty became a guarantor or substitute swap counterparty hereunder.

     (2) A "Rating Agency Trigger Event" will be in effect if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings
Threshold. "Swap Counterparty Ratings Threshold" shall mean: (a) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least "BBB" by S&P and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least "A-3" by S&P or (ii) if Party A's guarantor (or if Party A has no guarantor, Party A) does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor,
Party A) are rated at least "BBB+" by S & P; and (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of
Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least
"A3" by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of
Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least
P-2 by Moody's (and such rating is not on watch for possible downgrade) or (ii)
no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A's guarantor (or if Party A has no guarantor, Party A) are rated at least "A2" by
Moody's.

                                        4

     For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Rating Agency Trigger Event, this
Agreement and each Transaction hereunder shall continue to qualify as a Swap
Agreement for purposes of the distribution priorities in Section 4.01 of the
Pooling and Servicing Agreement.

     (3) Following a Rating Agency Trigger Event, Party A shall be required to, within 30 calendar days of such Rating Agency Trigger Event and at its sole expense, obtain either a substitute counterparty or guarantor of Party A's obligations hereunder that (A) is confirmed in writing by the Rating Agencies,
(B) satisfies the Hedge Counterparty Ratings Requirement and (C) in the case of the substitute counterparty, assumes the obligations of Party A under this
Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement will not lead to a termination event or event of default occurring under the Agreement or new transactions, as applicable. In the case of a substitute counterparty, upon successful consummation of the assignment to such substitute counterparty, Party
A's obligations to post collateral as contemplated in this Part 1(n)(1) shall terminate and Party B shall release its security interest in, and return to
Party A, any then-posted collateral. For the avoidance of doubt, until such guarantor or substitute counterparty has been obtained and installed, Party A shall continue to post collateral under the terms of the Credit Support Annex.

                                     Part 2

                               Tax Representations

          (a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this
Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment
(other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section
4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or documents under
Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                                        5

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the
Agreement, Party A and Party B make the representations specified below, if any:

     The following representation will apply to Party A:

     It is a national banking association organized under the laws of the United
     States and its U.S. taxpayer identification number is 13-5266470. It is
     "exempt" within the meaning of Treasury Regulation sections 1.6041-3(p) and
     1.6049-4(c) from information reporting on Form 1099 and backup withholding.

     The following representation will apply to Party B:

     It is a common law trust created under the laws of the State of New York.

                                        6

                                     Part 3

                         Agreement to Deliver Documents

               For the purpose of Section 4(a) of this Agreement:

          I. Tax forms, documents or certificates to be delivered are:

   Party required to                 Form/Document/                     Date by which to
    deliver document                  Certificate                         be delivered
-----------------------   -----------------------------------   -------------------------------

(i) Party A and Party B   As required  under Section  4(a)(i)   Promptly upon execution of this
                          of the  Agreement, IRS Form W-9.      Agreement (in the case of Party
                                                                B, promptly upon the making of
                                                                the REMIC election); and
                                                                promptly upon learning that any
                                                                form previously provided by the
                                                                party has become obsolete or
                                                                incorrect.

          II. Other documents to be delivered are:

   Party required to                   Form/Document/                        Date by which to              Covered by
    deliver document                    Certificate                            be delivered               Section 3(d)
-----------------------   ---------------------------------------   -----------------------------------   ------------

(a) Party B               Statements to Certificateholders of       As soon as available.                 Yes
                          Party B

(b) Party B               Certified copies of all corporate         Upon execution and delivery of        Yes
                          authorizations and any other documents    this Agreement
                          with respect to the execution, delivery
                          and performance of this Agreement and
                          the Pooling and Servicing Agreement

                                        7

   Party required to                   Form/Document/                        Date by which to              Covered by
    deliver document                    Certificate                            be delivered               Section 3(d)
-----------------------   ---------------------------------------   -----------------------------------   ------------

(c) Party A and Party B   Legal opinion from counsel with respect   Upon execution and delivery of        Yes
                          to enforceability and related matters     this Agreement

(d) Party A and Party B   Certificate of authority and specimen     Upon execution and delivery of        Yes
                          signatures of individuals executing       this Agreement and thereafter upon
                          this Agreement, and any Confirmations     request of the other party

(e) Party B               Executed copy of the Pooling and          Upon execution and delivery thereof   No
                          Servicing Agreement

                                     Part 4

                                  Miscellaneous

          (a) ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
Agreement:

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

Address:       250 West Street
               10th Floor
               New York, New York  10013

Attention:     Director, Derivatives Operations

Facsimile No.: 212 723 2956

(For all purposes)

In addition, in the case of notices or communications relating to Section 5, 6,
11 or 13 of this Agreement, a second copy of any such notice or communication shall be addressed to the attention of Party A's legal department as follows:

Address:       Legal Department
               77 Water Street
               9th Floor
               New York, New York 10004

                                        8

Attention:     Department Head

Facsimile No.: 212 657 1452

ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

CD 2005-CD1 Commercial Mortgage Trust

Address:       c/o LaSalle Bank National Association
               135 S. LaSalle Street, Suite 1625
               Chicago, Illinois  60603

Attention:     Global Securities and Trust Services Group-
               CD 2005-CD1 Commercial Mortgage Trust

Facsimile No.: (312) 904-2084

With a copy to:

Address:       Citigroup Commercial Mortgage Securities Inc.
               388 Greenwich Street, 11th Floor
               New York, New York 10013
               Attention:  Angela Vleck

          (b) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

          Party A appoints as its Process Agent: not applicable

          Party B appoints as its Process Agent:

          CD 2005-CD1 Commercial Mortgage Trust
          c/o LaSalle Bank National Association
          135 S. LaSalle Street, Suite 1625
          Chicago, Illinois  60603
          Attention: Global Securities and Trust Services Group-
                     CD 2005-CD1 Commercial Mortgage Trust

          (c) OFFICES. The provisions of Section 10(a) will apply to this
Agreement.

          (d) MULTIBRANCH PARTY. For the purpose of Section 10(b) of this
Agreement:

               Party A is not a Multibranch Party.

                                        9

               Party B is not a Multibranch Party.

          (e) CALCULATION AGENT. The Calculation Agent will be Party B.

          (f) CREDIT SUPPORT DOCUMENT.

          With respect to Party B: the Pooling and Servicing Agreement; provided that only amounts with respect to (x) interest distributions paid in respect of the Class A-2FL REMIC II Regular Interest on such Distribution Date and (y)
Yield Maintenance Charges and Prepayment Premiums on deposit in the Floating
Rate Account (as such terms are defined in the Pooling and Servicing Agreement)
held by the Paying Agent under the Pooling and Servicing Agreement (such amounts, the "Trust Estate") shall constitute security for the obligations of
Party B to Party A under this Agreement.

          With respect to Party A: the Credit Support Annex; provided that Party
A shall not be required to post any Eligible Collateral prior to the time required pursuant to Part 1(n) hereof.

          (g) CREDIT SUPPORT PROVIDER. Not Applicable.

          (h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          (i) JURISDICTION. Section 13(b)(i) of the Agreement is hereby amended by deleting in line 2 of paragraph 2 the word "non-" and by deleting paragraph
(iii) thereof. The following shall be added at the end of Section 13(b):
"Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

          (j) "AFFILIATE" will have the meaning specified in Section 14 of this
Agreement.

          (k) ABSENCE OF LITIGATION. For the purpose of Section 3(c): "Specified
Entity" means in relation to Party A and Party B, none.

          (l) NO AGENCY. The provisions of Section 3(g) will apply to this
Agreement.

          (M) ADDITIONAL REPRESENTATION will apply. For the purpose of Section 3 of this Agreement, the following will constitute an Additional Representation:

               (h) RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                    (1) NO RELIANCE. It is acting for its own account, and it
               has made its own independent decisions to enter into that
               Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and

                                       10

               upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

                    (2) EVALUATION AND UNDERSTANDING. It is capable of
               evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

                    (3) STATUS OF PARTIES. The other party is not acting as a
               fiduciary for or an advisor to it in respect of that Transaction.

               (i) ELIGIBLE CONTRACT PARTICIPANT. (a) It is an "eligible
               contract participant" within the meaning of Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA"), (b) this
               Agreement and each Transaction is subject to individual
               negotiation by each party, and (c) neither this Agreement nor any
               Transaction will be executed or traded on a "trading facility"
               within the meaning of Section 1a(33) of the CEA.

               (j) FINANCIAL INSTITUTION. With respect to Party A only, it is a
               "financial institution" as defined in the Federal Deposit
               Insurance Corporation Improvement Act of 1991 or Regulation EE
               promulgated by the Federal Reserve Board thereunder."

               (k) ERISA. The assets that are used in connection with the execution, delivery and performance of this Agreement and the
               Transactions entered into pursuant hereto are not the assets of an employee benefit or other plan subject to Title I of the
               Employee Retirement Income Security Act of 1974, as amended
               ("ERISA"), a plan described in Section 4975 of the Internal
               Revenue Code of 1986, as amended (the "Code"), an entity whose underlying assets include "plan assets" by reason of Department of Labor regulation section 2510.3-101, or a governmental plan that is subject to any federal, state, or local law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

          (n) "NETTING OF PAYMENTS" Subparagraph Multiple Transaction Payment
Netting will not apply for purposes of Section 2(c) of this Agreement.

                                       11

                                     Part 5

                                Other Provisions

          (a) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY
WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE
TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS
AGREEMENT.

          (b) SEVERABILITY. Except as otherwise provided in Sections 5(b)(i) or
5(b)(ii) in the event that any one or more of the provisions contained in this
Agreement should be held invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          (c) ESCROW PAYMENTS. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by
2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. on the date it is deposited for any reason other than the intended recipients' failure to make the escrow deposit it is required to make hereunder in a timely fashion.

          (d) NOTICE OF EVENTS OF DEFAULT. Each party agrees, upon learning of the occurrence of any event or commencement of any condition that constitutes
(or that with the giving of notice or passage of time or both would constitute)
an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of

                                       12

Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination
Event).

          (e) RECORDING OF CONVERSATIONS. Each party hereto consents to the recording of its telephone conversations relating to this Agreement or any potential Transaction. To the extent that one party records telephone conversations (the "RECORDING PARTY") and the other party does not (the
"NON-RECORDING PARTY"), the Recording Party shall, in the event of any dispute, make a complete and unedited copy of such party's tape of the entire day's conversations with the Non-Recording Party's personnel available to the
Non-Recording Party. The Recording Party's tapes may be used by either party in any forum in which a dispute is sought to be resolved and the Recording Party will retain tapes for a consistent period of time in accordance with the
Recording Party's policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

          (f) LIMITATION OF LIABILITY. Without limiting the effect of any of the express provisions of this Agreement, neither party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits.

          (g) 2002 MASTER AGREEMENT PROTOCOL. The parties agree that the definitions and provisions contained in Annexes 1 to 16 and Section 6 of the
2002 Master Agreement Protocol published by the International Swaps and
Derivatives Association, Inc. on 15th July, 2003 are incorporated into and apply to this Agreement.

          (h) SET-OFF. Notwithstanding Section 6(f) but without affecting the provisions of this Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or
otherwise, all payments under this Agreement will be made without setoff, offset or counterclaim.

                                     Part 6

           Provisions Relating to the Pooling and Servicing Agreement

          (a) ADDITIONAL DEFINITIONS.

               (i) "CLASS A-2FL CERTIFICATES" means the Commercial Mortgage
     Pass-Through Certificates, Series 2005-CD1, Class A-2FL, issued by Party B.

               (ii) "POOLING AND SERVICING AGREEMENT" means the Pooling and
     Servicing Agreement dated and effective as of November 1, 2005, among
     Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan
     Services, Inc., as Master Servicer, LNR Partners, Inc., as Special
     Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank
     N.V., as Fiscal Agent.

                                       13

          (b) LIMITED RECOURSE. The obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from (x) payments out of interest distributions paid in respect of the Class A-2FL REMIC II
Regular Interest on such Distribution Date and (y) Yield Maintenance Charges and
Prepayment Premiums, subject to and in accordance with the terms of the Pooling and Servicing Agreement. No recourse shall be had for the payment of any amount owing in respect of this Agreement against the trustee or paying agent, or any officer, member, director, employee, security holder or incorporator thereof
(each, an "Affiliated Person") of Party B or its successors or assigns for any amounts payable under this Agreement. Upon application of the Trust Estate in accordance with the Pooling and Servicing Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, and all claims by Party A against Party B hereunder and/or under the Pooling and Servicing Agreement shall be extinguished.

          (c) NON PETITION. Party A hereby agrees that it will not, prior to the date which is one year and one day after all the Class A-2FL Certificates issued by Party B have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced.

          (d) RATING AGENCY CONFIRMATION OF AMENDMENTS, ASSIGNMENTS AND
TRANSFERS. All amendments, transfers and assignments hereunder after the date hereof shall require Party B to obtain prior written confirmations from S&P and
Moody's that such amendment, transfer or assignment, as the case may be, will not result in the downgrade, withdrawal or other modification of their then current ratings on the Certificates.

          (e) ADDITIONAL COVENANT OF PARTY B. Party B covenants that it will not, without the prior written consent of Party A, enter into any amendment, modification or supplement to the Pooling and Servicing Agreement that would adversely affect the rights of Party A hereunder in a material manner.

                                       14

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

CITIBANK, N.A.                            CD 2005-CD1 COMMERCIAL MORTGAGE TRUST

By: /s/ Linda Cook                        By: LaSalle Bank National Association,
    -------------------------------       not in its individual
Name: Linda Cook                          capacity, but solely as Trustee
Title: Vice President

                                          By: /s/ Alyssa C. Stahl
                                              ----------------------------------
                                          Name: Alyssa C. Stahl
                                          Title: First Vice President